Exhibit 99.1

As of November 13, 2006

This presentation includes certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as Amended. These statements are based on the Company’s expectations and involve risks and uncertainties that could cause the Company’s actual results to differ materially from those set forth in the statements. Such risks, uncertainties and other important factors include, among others, the retention of key management, national or regional weakness in non-residential construction activity, difficulty in obtaining or increased costs associated with bonding, shortages of labor and specialty building materials, seasonal fluctuations in the demand for HVAC systems, the use of incorrect estimates for bidding a fixed price contract, the Company’s backlog failing to translate into actual revenue or profits, errors in the Company’s percentage of completion method of accounting, the result of competition in the Company’s markets, and the imposition of past and future liability from environmental, safety and health regulations including the inherent risk associated with self-insurance, adverse litigation results and other risks detailed in the Company’s filings with the Securities and Exchange Commission. Important factors that could cause actual results to differ are discussed under Item 1A “Company Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. Safe Harbor Statement

To be the nation’s premier HVAC and mechanical systems installation and services provider. Vision

Mission To provide the best value HVAC and mechanical systems installation and service, principally in the mid-market commercial, industrial, and institutional sectors, while caring for our customers, employees and the environment and realizing superior returns for our stockholders.

Honesty and Integrity Respect for ALL Stakeholders Exceed Customer Expectations Seek “Win-Win” Solutions Entrepreneurial Spirit and Drive Premier Safety Performance Communicate Openly Positively Impact Our Communities Think National - Act Local Values

Comfort Systems USA National Commercial, Industrial, Institutional HVAC/Piping/Plumbing Strong balance sheet Profitable/cash flow positive in tough 01-03 conditions Good results in 04 Increased growth, profitability and cash flow in 05/06 60% new construction; 40% service, repair, retrofit Current run rate $1 billion +

 Rank Type 2005 Rev. 2006 2005 Firm of Firm ($Mil.) Top 10 Specialty Contractors1 1 Emcor Group Inc. (EME), Norwalk, CT 1 M/E 4,753.7 2 3 Quanta Services Inc. (PWR), Houston, TX E/U 1,858.6 3 2 Johnson Controls Inc. (JCI), Milwaukee, WI 3 O 1,840.0 4 4 Integrated Electrical Services, Inc. (IESC), Houston, TX E 1,102.8 5 7 Comfort Systems USA, Inc. (FIX), Houston, TX 5 M/O 899.5 6 6 Siemens Building Technologies (SI), Buffalo Grove, IL 6 O 850.0 7 5 Mastec Inc. (MTZ), Coral Gables, FL 7 O 848.0 8 8 Infrasource Services Inc. (IFS), Media, PA 8 U/E 818.0 9 9 Henkels & McCoy Inc., Blue Bell, PA U 709.1 10 10 Performance Contracting Group Inc., Lenexa, KS 10 W/O 627.9 Source: ENR, Oct. 16, 2006 Key to Specialty Type: M=Mechanical; E=Electrical; U=Utility; W=Wall/ceiling; O=Other Numbered Footnotes Show Specialty Revenue in the “Other” (O) Category: 1=Facilities; 3=Integrated Systems: Bundled Mech., Elec., Security Systems; 5=Plumbing, Controls, Others; 6=HVAC Control Sys./Security Sys./Bldg Automation, Fire Suppr., Energy/Safety Sys.,; 7=Infrastructure Construction; 8=Paving; 10=Insulation, Rigging

Comfort Today Over $20M $10M - $20M Under $10M Comfort Systems USA – Multi-Family Comfort Systems USA National Accounts ANNUAL REVENUES Region 3 Region 1 Region 2

What We Do Commercial HVAC Quality People. Building Solutions. Piping Service, Repair, Retrofit

What We Do

Long Term Industry Growth The Dodge Index for Nonresidential Building Construction 1996=100Building comfort a “necessity” Mechanical equipment – requires service, repair, replacement Increasing technical content and building automation Energy efficiency and IAQ emerging Outsourcing Commercial, Industrial, Institutional HVAC – A $40B+ Industry D R I V E R S 5% 608010012014016019861988199019921994199619982000200220042006

Industry Trend Toward Service & Replacement (Recurring Revenue) 5+ million commercial buildings (DOE) Recurring service 20 year replacement cycle “Inventory” of future business OEMs note significant deferred maintenance & replacement over recent years Source: The Trane Company NEW CONSTRUCTION 70% 30% 0% 50% 100% 1980 Share of Industry Revenues Time 70% 30% SERVICE & REPLACEMENT

13% 27% 60% Revenues by Activity New Construction/ Installation Replacement Service and Maintenance YTD Sept. 2006

PROJECT SIZE # OF PROJECTS (As of Sept. 30, 2006) Diverse Project MixAverage Project Size $396,000 Average Project Length 6-9 months Value of Projects >$1M $946.9M Value of Projects <$1M $558.4M 3,545 199 44 11 4 TOTAL PROJECTS = 3,803 02,0004,0000-1M1-5M5-10M10-15M15+M

Select General Contractors *Trademarks and logos are the property of their respective owners.

Healthcare Schools Government Manufacturing Office Building Multi-Family Retail Distribution Other Residential 14% 9% 10% 13% 23% 7% 1% 10% 2% 2% Top Ten Customers Diverse End-Use Base Served by 9 different Comfort operating units Largest customer = less than 5% of revenues Hotels YTD Sept. 2006 9%

Competitive Advantages High quality operations Ability to leverage and proliferate technical expertise Ability to collaborate on large jobs and share labor National multi-location service capability Purchasing economics Financing Bonding and insurance

Financial Overview

History 1997 to 1999 – IPO, rapid acquisition growth, strong organic growth 2000 – Integration challenges, trough in profits, high leverage, start of rationalization of operations 2001 – Working capital conservation increases cash flow/reduces debt 2002 to 2003 – Sale of assets; smaller stronger platform weathers worst industry conditions in 30 years 2004 – Renewed growth 2005 – Increased growth and profitability 2006 – Increased productivity and growth; push to increase service, repair, retrofit

$ Revenue Sale of Assets Revenues 298 854 1370 1591 1546 2000 2001 2,000 1,500 1,000 500 0 2002 819 Acquisition Phase and Industry Growth 1997 1998 1999 2003 785 2004 820 2005 900 400 300 200 $ Debt Debt –– EBITDA Sale of Assets 0.6 346 275 205 15 10 4.0 3.0 2.0 1.0 0 3.6 3.9 2.7 0.7 May 00 Capital Structure Management Dec 00 Dec 01 Dec 02 Dec 03 9 Dec 04 0.3 0.0 Dec 05 0.00 Sharpest downturn in 30 years Best-ever industry growth History – Financial Nonresidential Construction Spending (FW Dodge) 9/11/01 608010012014016019861988199019921994199619982000200220042006

Project Review and Controls If project > 10% TTM revenues or new technical application Then Senior Vice President review required prior to bid process This may include blind estimate by another Comfort unit experienced in type/size of project Bonding qualification Project management training Sarbanes/Oxley early compliance Monthly POC Review COO, CFO, Controller, RVP and Regional Controller Review POC detail for 15 largest projects at each of 40 operating units Focus on underbillings and estimate changes Cost-to-complete reviews at units RVP or Regional Controller participates in cost-to-complete for every unit at least once a quarter RVP and Regional Controller participate in multiple units’ cost-to-completes at quarter-end

Backlog (in millions) Note: Excludes all divested and discontinued operations High backlog continues 422.0 447.1 507.8 569.1 618.7 634.1 726.7 680.6 690.0 678.9 0200400600800Jun. 04Sept. 04Dec. 04Mar. 05Jun. 05Sept. 05Dec. 05Mar. 06Jun. 06Sept. 06

Safe employees Valued by customers Lost time accident rate is 80% less than industry average Claims cost per payroll dollar down from 4.6% to 1.7% We can change behavior OSHA Recordable Rate Source: Bureau of Labor Statistics, Standard Industry Classification (SIC) Code 20 1710 – Specialty Trades Contractors – HVAC and Plumbing & North American Industry Classification System (NAICS) Code 23822 Safety 50% Difference 20% Difference Industry Average Comfort Systems USA Our safety record is no accident. 0.05.010.015.0199819992000200120022003200420052006

 3Q YTD 3Q 06 05 06 05Financial Profile – Ongoing OperationsRevenues $ 287.7 $ 235.3 $ 788.5 $ 658.9 Adjusted EBITDA $ 15.4 $ 12.0 $ 37.0 $ 26.0 % Revenue 5.4% 5.1% 4.7% 4.0% Operating Income  $ 14.2 $ 10.9 $ 33.3 $ 23.0 % Revenue 4.9% 4.6% 4.2% 3.5% Net Income - Contg Ops $ 9.0 $ 6.1 $ 21.2 $ 12.3 % Revenue 3.1% 2.6% 2.7% 1.9% Diluted EPS - Contg Ops $ 0.22$ 0.15 $ 0.52 $ 0.31 Free Cash Flow $ 3.3 $ 6.6 $ (5.4) $ 10.0 Debt  $ 0.0 $ 0.0 Cash $ 68.9 $ 33.7 Backlog. $ 678.9 $ 634.1

Revenues (2002 – 2006) Revenues $500$600$700$800$900$1,000$1,1002002200320042005Run Rate 2006

Operating Margins (a) Annual Operating Margin (a) This table includes non-GAAP financial information as the information provided excludes goodwill impairment charges of $0.2 million, $2.7 million, $0.6 million and $33.9 million for 2002, 2003, 2004 and 2005, respectively. 0%1%2%3%4%5%6%2002200320042005Q306 YTD

Financial Strengths Market share up – revenue and profit performance better than industry Commitment to cost containment $69 million cash at 9/30/06; substantial credit capacity if needed Positive free cash flow for last seven calendar years

Profile For Growth T I M E E A R N I N G S Service ACQUISITIONS INCREMENTAL SERVICE GROWTH CURRENT OPERATIONS (Construction and service) Commercial HVAC CURRENT OPERATIONS (CONSTRUCTION AND SERVICE)

Strategy Increase Productivity Education Leadership Project Managers Superintendents Service Sales Service Operations Craft Best Practices Project Loop Estimating Cooperation with suppliers Prefabrication New materials and methods Focus Leadership Management

Job LoopConstant feedback Continuous improvement process Core HVAC – Job Loop Post Project Review Project Management Project Qualification Project Estimating Project Pricing

The only things that evolve by themselves in an organization are disorder, friction and malperformance. -Peter Drucker

Strategy Increase Service* Grow Maintenance Base Education Sales Sales Management Service Operations Target Retrofit Projects Energy Efficiency IAQ * Maintenance, service, repair, retrofit

Higher margin opportunity Full maintenance contracts/ life of installation Recurring revenue National accounts $2.50+ of repair and replacement for every $1.00 of maintenance Increase Service T I M E E A R N I N G S Service ACQUISITIONS INCREMENTAL SERVICE GROWTH CURRENT OPERATIONS (Construction and service) Commercial HVAC CURRENT OPERATIONS (CONSTRUCTION AND SERVICE)

Select Customers ®*Trademarks and logos are the property of their respective owners.

Strategy GrowInternal Growth More of what we do best Service Step Out Growth Start ups in new geographies New locations for existing companies Techs “on their own” Targeted acquisitions

$20 million in revenue Full service mechanical In a growing market where we are not now Company that has performed well in the past and has continuing demonstrable upside Organizational structure capable of sustaining/improving the company Ownership/management that wants to stay on to operate company The Ideal Candidate

Boston, MA Providence, RI Ft. Lauderdale, FL Norfolk, VA Richmond, VA Raleigh/Durham, NC Savannah, GA Charleston, SC Columbia/Florence, SC Tampa, FL Spartanburg/Greenville, SC Pittsburgh, PA Atlanta, GA (Service) Target Cities (Listed East to West) Cincinnati, OH Nashville, TN Tulsa, OK Dallas/Fort Worth, TX San Antonio, TX El Paso, TX Albuquerque, NM Boise, ID Tucson, AZ Los Angeles, CA Seattle, WA Portland, OR

Industry Activity 25 year CAGR – 5% (F.W. Dodge) Nonresidential new construction increasing (U.S. Census Bureau - Construction Put In Place)Deferred maintenance and replacement Dodge Forecast June 06 06 +13% 07 +7% 08 +2%

Outlook Long-Term $40+ billion fragmented industry HVAC is a basic necessity Commercial construction strong Growing installed base for recurring maintenance, service, repair and retrofit Scale opportunities – service, purchasing, bonding, best practices Diverse customer base and geography Energy efficiency and IAQ Financially and operationally sound – ready to grow

C O N T A C T: Bill George Executive Vice President and CFO 1-800-723-8431 bgeorge@comfortsystemsusa.com www.comfortsystemsusa.com